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                                                                   EXHIBIT 10.34

                             Subordination Agreement
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                                                   Date: As of February 28, 2000

      This Subordination Agreement is made amongst MFIC Corporation, a Delaware corporation (hereinafter, the "Borrower"), with a place of business at 30 Ossipee Road, Newton, Massachusetts 02464; and

Lake Shore Industries, Inc. (hereinafter, the "Creditor"),
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Name

11323 Scogen Lane, Grand Haven, Michigan 49413
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Address

and National Bank of Canada, a Canadian chartered bank with offices at One Federal Street, Boston, Massachusetts 02110 (hereinafter, the "Lender") for good and valuable consideration and in consideration of the mutual covenants contained herein and benefits to be derived herefrom.

      1. Unless and until the within Agreement is terminated by written notice from the Lender, the Creditor and the Borrower hereby agree with the Lender that all Junior Debt (defined below) is and shall be subject and subordinate to the Liabilities (defined below) of the Borrower to the Lender on the terms and conditions set forth in this Agreement.

      2. Unless and until the within Agreement is terminated by written notice from the Lender, the Creditor shall not

            (1) subject to the provisions of Paragraph 4 hereof, demand, accept, or receive from the Borrower any payment or other value on account of the Junior Debt; or

            (2) set off, contra, or otherwise apply, all or any part of the Junior Debt towards satisfaction of any obligation of the Creditor to the Borrower; or

            (3) exercise any of the Creditor's rights, remedies, powers, privileges, and discretions with respect to the Junior Debt including, without limitation, the acceleration of the time for payment of the Junior Debt; or

            (4) demand, accept, or receive any evidence of, or collateral for, the Junior Debt; or

            (5) modify or amend any of the terms of the Junior Debt, including, without limitation, any provisions relating to the rate of interest, principal amortization, maturity, or the dates upon which payment of principal or interest are due.

      3. Unless and until the within Agreement is terminated by written notice from the Lender, the Borrower shall not

            (1) subject to the provisions of Paragraph 4 hereof, make any payment or give any value to the Creditor on account of the Junior Debt; or

            (2) set off, contra, or otherwise apply, all or any part of any obligation of the Creditor to the Borrower towards satisfaction of the Junior Debt; or
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            (3) execute, give, or deliver any evidence of, or collateral for the
      Junior Debt; or

            (4) modify or amend any of the terms of the Junior Debt, including, without limitation, any provisions relating to the rate of interest, principal amortization, maturity, or the dates upon which payment of principal or interest are due.

      4. Until the Creditor and/or the Borrower receive notice from the Lender (which notice may be furnished at any time after the occurrence of a default or event of default (however defined) under any agreement between the Lender and the Borrower (whether or not there are other parties thereto)), the Creditor may receive, and the Borrower may make, payments on account of the Junior Debt as follows: (a) Commencing May 31, 2000 and continuing through and including February 28,2001, the Borrower may make, and the Creditor may receive, quarterly payments of interest only at a rate not to exceed ten percent (10 %) per annum; and (b) Commencing February 28, 2001 and continuing thereafter, the Borrower may make, and the Creditor may receive, monthly payments of principal on account of the Junior Debt, each of which shall not exceed the amount of Six Thousand Two Hundred Fifty and 00/100 Dollars ($6,250.00) per month, plus interest at a rate not to exceed ten percent (10 %) per annum. The Creditor may not, in any case, receive payment of (i) interest which is accrued and past due or (ii) principal which is past due, at the time of execution of this Subordination Agreement or accelerate the time for payment of the Junior Debt, even if an event of default arises thereunder.

      5. The Creditor shall cause all instruments, documents and agreements evidencing the Junior Debt to bear the following legend prominently on the first page thereof:

            PURSUANT TO A SUBORDINATION AGREEMENT DATED AS OF FEBRUARY 28, 2000, AS AMENDED AND IN EFFECT BY AND AMONG MFIC CORPORATION, NATIONAL BANK OF CANADA AND LAKE SHORE INDUSTRIES, INC. THE REPAYMENT THIS NOTE AND ALL INDEBTEDNESS EVIDENCED HEREBY IS SUBJECT AND SUBORDINATE TO THE LIABILITIES OF MFIC CORPORATION DUE OR TO BECOME DUE TO NATIONAL BANK OF CANADA AND ITS SUCCESSORS AND ASSIGNS .

      6. The Creditor and the Borrower shall each execute all such further instruments and do such other and further acts as the Lender may request in furtherance of the Lender's rights hereunder and/or the purposes of this Agreement. The respective obligations of the Creditor and the Borrower hereunder being unique, are specifically enforceable by the Lender.

      7. The Creditor hereby designates the Lender as and for the attorney-in-fact of the Creditor to exercise any and all rights, remedies, powers, privileges, and discretions of the Creditor with respect to the Junior Debt with respect to any bankruptcy proceeding including, without limitation, to file a proof of claim or similar pleading in, participate in the place and stead of the Creditor in, and receive any dividend or distribution on account of, any bankruptcy or insolvency proceeding of the Borrower.

      8. The Lender shall have no duty as to the collection or protection of the Junior Debt or any income or distribution thereon, beyond the safe custody of such of the Junior Debt as may come into the possession of the Lender and shall have no duty as to the preservation of any rights pertaining thereto, including, without limitation, any rights against prior parties.

      9. In the event that notwithstanding the provisions of this Agreement, the Creditor receives any payments or distribution of assets or securities of the Borrower of any kind or character on account of the Junior Debt in violation of this Agreement, the Creditor shall hold such payments, assets and /or securities in trust for the Lender and shall not commingle such payments, assets and /or securities with any other funds or property of the Creditor. The Creditor shall deliver all such payments, assets and /or securities to the Lender immediately upon the receipt thereof by the Creditor in the identical form received, duly endorsed to the Lender for application toward the Liabilities as provided in Paragraph 10, hereof.
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      10. The proceeds (if any) received by the Lender on account of the Junior
Debt shall be applied towards the Liabilities in such order and manner as the Lender determines in its sole discretion (whether or not any default exists under the Borrower's loan arrangement with the Lender). Any such proceeds received by the Lender in excess of the amounts necessary to satisfy the Liabilities shall be paid to the Creditor.

      11. The Creditor

            (1) waives notice of non-payment, presentment, demand, notice, and protest with respect to the Liabilities and/or the Junior Debt;

            (2) waives notice of the acceptance of this agreement by the Lender;

            (3) assents to any extension, renewal, indulgence or waiver, permitted the Borrower and/or any other person liable or obligated to the Lender for or on the Liabilities;

            (4) authorizes the Lender to alter, amend, cancel, waive, or modify any term or condition of the Liabilities and of the obligations of any other person liable or obligated to the Lender for or on the Liabilities without notice to, or consent from, the Creditor;

            (5) if entitled thereto, waives the right to notice and/or hearing prior to the Lender's exercising of the Lender's rights and remedies hereunder. No action by the Lender which has been assented to herein shall affect the obligations of the Creditor to the Lender hereunder.

      12. The subordination effected hereby shall not be affected by any fraudulent, illegal, or improper act by the Borrower, the Creditor, or any person liable or obligated to the Lender for or on the Liabilities, nor by any release, discharge or invalidation, by operation of law or otherwise, of the Liabilities or by the legal incapacity of the Borrower, the Creditor, or any other person liable or obligated to the Lender for or on the Liabilities. All interest and costs of collection with respect to the Liabilities for which the Borrower has agreed to be liable shall continue to accrue and shall continue to be Liabilities for purposes of the subordination effected hereby notwithstanding any stay to the enforcement thereof against the Borrower or disallowance therefor against the Borrower.

      13. The books and records of the Lender showing the account between the Lender and the Borrower or the Lender and the Creditor shall be admissible in any action or proceeding to enforce the within agreement and shall constitute prima facie evidence and proof of the items contained therein.

      14. In the event (a) the Lender determines that any representation made by the Borrower or the Creditor to the Lender herein was not true or accurate when given and/or (b) the Borrower or the Creditor (or both) fails to promptly, punctually, and faithfully perform or discharge any obligation hereunder or an event of default occurs under any other instrument, document, or agreement between the Borrower or the Creditor and the Lender, all Liabilities, and any and all liabilities, obligations, and indebtedness of the Creditor to the Lender, whether arising hereunder or under any other document, instrument, or agreement to the Lender (whether now existing or hereafter arising), shall become immediately due and payable, at the Lender's option and without notice or demand.

      15. The Borrower will pay on demand all attorneys' fees and out-of-pocket expenses incurred by the Lender's attorneys and all costs incurred by the Lender, including, without limitation, costs associated with travel on behalf of the Lender, which costs and expenses are directly or indirectly related to the Lender's efforts to preserve, protect, collect, or enforce any of the obligations of the Creditor and/or any of the obligations of the Borrower and/or any of the Lender's Rights and Remedies hereunder (whether or not suit is instituted by or against the Lender).


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      16. The Creditor will pay on demand all attorneys' fees and out-of-pocket expenses incurred by the Lender's attorneys and all costs incurred by the Lender, including, without limitation, costs associated with travel on behalf of the Lender, which costs and expenses are directly or indirectly related to the Lender's efforts to preserve, protect, collect, or enforce any of the obligations of the Creditor and/or any of the Lender's Rights and Remedies hereunder (whether or not suit is instituted by or against the Lender).

      17. The within Agreement incorporates all discussions and negotiations amongst and between the Borrower, the Creditor, and the Lender concerning the subordination effected hereby. No such discussions or negotiations shall limit, modify, or otherwise affect the provisions hereof. No provisions hereof may be altered, amended, waived, cancelled, or modified, except by a written instrument executed, sealed, and acknowledged by a duly authorized officer of the Lender.

      18. The Lender may continue to rely upon the within Agreement and the subordination effected hereby with respect to all Liabilities which may arise hereafter. The repayment and satisfaction of all of such Liabilities shall not terminate the within Agreement and the subordination effected hereby as to Liabilities which arise thereafter.

      19. The rights, remedies, powers, privileges, and discretions of the Lender hereunder (hereinafter, the "Lender's Rights and Remedies") shall be cumulative and not exclusive of any rights or remedies which it would otherwise have. No delay or omission by the Lender in exercising or enforcing any of the Lender's Rights and Remedies shall operate as, or constitute, a waiver thereof. No waiver by the Lender of any of the Lender's Rights and Remedies or of any default or remedy under any other agreement with the Borrower or the Creditor shall operate as a waiver of any other default hereunder or thereunder. No exercise of the Lender's Rights and Remedies and no other agreement or transaction, of whatever nature, entered into between the Lender and the Creditor and/or between the Lender and the Borrower at any time shall preclude any other or further exercise of the Lender's Rights and Remedies. No waiver by the Lender of any of the Lenders' Rights and Remedies on any one occasion shall be deemed a continuing waiver. All of the Lender's Rights and Remedies and all of the Lender's rights, remedies, powers, privileges, and discretions under any other agreement with the Creditor and/or the Borrower shall be cumulative, and not alternative or exclusive, and may be exercised by the Lender at such time or times and in such order of preference as the Lender in its sole discretion may determine. The Lender may proceed with respect to the Junior Debt and the Junior Collateral without resort or regard to other collateral or sources of satisfaction of the Liabilities or the liabilities, obligations and indebtedness of the Creditor to the Lender.

      20. As used herein, the following terms have the following meanings:

      "Liability" and "Liabilities" shall have the meaning set forth in that certain Revolving Credit and Term Loan Agreement dated February 28, 2000 by and between the Borrower and the Lender, as the same may be modified, amended and/or restated.

      The Lender's books and records shall be prima facie evidence of the Borrower's Liabilities.

      "Junior Debt" includes all liabilities, obligations, and indebtedness now or hereafter owed by the Borrower to the Creditor pursuant to that certain promissory note dated February 28, 2000 in the original principal amount of Three Hundred Thousand and 00/100 Dollars made payable by the Borrower to the Creditor.

      21. The within Agreement shall be binding upon the Creditor, the Borrower and their respective heirs, executors, administrators, representatives, successors, and assigns, and shall inure to the benefit of the Lender, and the Lender's successors and assigns. Without limiting the foregoing, any assignee of the Creditor shall be bound by the terms and conditions of this Agreement, and such assignee shall, at the Lender's option, execute and deliver to the Lender such documents as the Lender may reasonably require


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to confirm such assignee's acknowledgment of the same. However, the failure of such assignee to execute any such document shall in no way modify or impair the terms and conditions of this Agreement.

      22. It is intended that this Agreement take effect as a sealed instrument and be governed by the laws of The Commonwealth of Massachusetts. The Creditor and the Borrower each submit to the jurisdiction of the courts of said Commonwealth for all purposes in connection with the within Agreement and their respective relationships with the Lender.

      23. The Borrower makes the following waiver knowingly, voluntarily, and intentionally and understands that the Lender, in the establishment and maintenance of the Lender's relationship with the Borrower, is relying thereon. THE BORROWER, TO THE EXTENT ENTITLED THERETO, WAIVES ANY PRESENT OR FUTURE RIGHT OF THE BORROWER, OR OF ANY GUARANTOR OR ENDORSER OF THE BORROWER OR OF ANY OTHER PERSON LIABLE TO THE LENDER ON ACCOUNT OF OR IN RESPECT TO THE LIABILITIES, TO A TRIAL BY JURY IN ANY CASE OR CONTROVERSY IN WHICH THE LENDER IS OR BECOMES A PARTY (WHETHER SUCH CASE OR CONTROVERSY IS INITIATED BY OR AGAINST THE LENDER OR IN WHICH THE LENDER IS JOINED AS A PARTY LITIGANT), WHICH CASE OR CONTROVERSY ARISES OUT OF, OR IS IN RESPECT TO, ANY RELATIONSHIP AMONGST OR BETWEEN THE BORROWER, ANY SUCH PERSON, AND THE LENDER.

      The undersigned certify that the undersigned read this Agreement prior to its execution.

Witness                             LAKE SHORE INDUSTRIES, INC.
                                                              ("Creditor")

_______________________________     By: /s/ Bret A. Lewis
                                        ----------------------------------
                                    Print Name: Bret A. Lewis
                                    Title: President


Witness:                            MFIC CORPORATION
                                                              ("Borrower")


_______________________________     By: /s/ Irwin J. Gruverman
                                        ----------------------------------
                                    Print Name: Irwin J. Gruverman
                                    Title: Chairman and C.E.O.


Witness:                            NATIONAL BANK OF CANADA
                                                                ("Lender")


_________________________________   By: /s/ A. Keith Broyles
                                        ----------------------------------
                                    Print Name: A Keith Broyles
                                    Title:  Vice President


                                    By: /s/ Leonard J. Pellecchia
                                        ----------------------------------
                                    Print Name: Leonard J. Pellecchia
                                    Title: Vice President


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